Exhibit 10.4

October 29, 2002

DDS Technologies Ltd.

        The undersigned Mr. Ben Marcovitch and Mr. Joseph Fasciglione, hereby undertake (a) to indemnify and hold harmless DDS Technologies Ltd. and its shareholders from and against any liability, loss and/or damage incurred by DDS Technologies Ltd. and/or its shareholders arising or deriving from any action, claim or demand brought by any third party, including Black Diamond Industries Inc., as a consequence of the representations and warranties made by DDS Technologies Ltd., as a Transferor, to Black Diamond Industries Inc. according to the provisions of the Securities Exchange Agreement attached hereto as Exhibit "A," and (b) not to take any action which might affect or impair the economical and financial value of the interest of DDS Technologies Ltd. in Black Diamond Industries Inc. and/or any action as a result of which the interest of DDS Technologies Ltd. in Black Diamond Industries Inc. might be disproportionately diluted in comparison with other Black Diamond Industries Inc. shareholders' interests as of at the Closing Date of the Securities Exchange Agreement.

Best regards,

_____________________________
Mr. Ben Marcovitch

/s/ Joseph Fasciglione
Mr. Joseph Fasciglione